UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2021

MOHEGAN TRIBAL GAMING AUTHORITY

(Exact Name of Registrant as Specified in its Charter)

Not Applicable	033-80655	06-1436334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mohegan Sun Boulevard, Uncasville, CT	06382
(Address of Principal Executive Offices)	(Zip Code)

(860) 862-8000

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	Indicate by check None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2021, the Mohegan Tribal Gaming Authority d/b/a Mohegan Gaming & Entertainment (the “Company”) announced that Ray Pineault has been appointed to serve as the Company’s permanent President and Chief Executive Officer, effective on such date. Mr. Pineault had been serving as the Company’s interim Chief Executive Officer since March 31, 2021. Mr. Pineault has over 20 years of experience with the Company, most recently as Chief Operating Officer since July 2020. He also served as Regional President of the Company and President and General Manager of the brand’s flagship property, Mohegan Sun in Connecticut.

In connection with his appointment as permanent President and Chief Executive Officer, Mr. Pineault’s annual base salary has been increased from $775,000 to $1,000,000. Any additional changes to Mr. Pineault’s compensation arrangements in connection with his appointment will be disclosed when made.

Also on May 27, 2021, the Company issued a press release regarding the appointment of Mr. Pineault as President and Chief Executive Officer as described in this Item 5.02, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The press release and related information also may be found on the Company’s website at www.mohegangaming.com, under the “News” section.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report:

99.1	Press release of Mohegan Gaming & Entertainment dated May 27, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2021	MOHEGAN TRIBAL GAMING AUTHORITY
D/B/A MOHEGAN GAMING & ENTERTAINMENT

	By:	/s/ Ralph James Gessner Jr.
	Name:	Ralph James Gessner Jr.
	Title:	Chairman, Management Board